UNITED STATES

SECURITES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: July 9, 2012

(Date of earliest reported)

Multiband Corporation

(Exact name of registrant as specified in its chapter)

Commission File Number: 13529

Minnesota	41-1255001
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

9449 Science Center Drive, New Hope, Minnesota 55428

(Address of principal executive offices, including zip code)

(763) 504-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On July 9, 2012, MDU Communications International, Inc., a Delaware corporation (“MDU”), entered into an Acquisition Agreement (“Agreement”) with Multiband Corporation, a Minnesota corporation (“Multiband”). The Agreement and the transactions contemplated by it have been approved by the boards of directors of both MDU and Multiband. The following description of the Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Upon the terms and subject to the conditions set forth in the Agreement, MDU will merge with and into a wholly owned subsidiary of Multiband, (MBSUB), with MDU continuing as the surviving corporation (“Merger”). The Merger is intended to qualify as a reorganization within the meaning of the Internal Revenue Code of 1986, as amended, so that none of Multiband, MDU nor any of the MDU stockholders generally will recognize any gain or loss in the transaction, except that MDU stockholders may recognize gain or loss if Multiband exercises the cash payment option as Merger consideration, as set forth in the Agreement, or with respect to cash received in lieu of fractional shares of Multiband common stock.

Upon completion of the Merger (“Effective Time”), each issued and outstanding share of MDU common stock (other than shares held by Multiband, MDU and their respective subsidiaries) will be converted into the currently calculated right to receive 0.759 shares of common stock of Multiband (“Exchange Ratio”). The Agreement provides for adjustment of the number of Multiband shares if the trading price of Multiband common stock varies greater or less than 20% (based on $3.00 per share) at the Effective Time. In the alternative, Multiband has the option to pay an equivalent $12.9 million in cash for all the issued and outstanding shares of MDU common stock. The Agreement also provides for contingent consideration to MDU stockholders of record if MDU enters into a definitive agreement with a third party prior to or within three months after the Effective Time for the sale of a certain number of subscribers, proceeds from which would reduce the outstanding credit facility.

Each outstanding option (vested or unvested) to purchase shares of MDU common stock will be assumed by Multiband and valued according to the Exchange Ratio. Each outstanding share of MDU restricted stock will vest in full and become free of restrictions immediately prior to the Effective Time, and at the Effective Time will be converted into the right to receive 0.759 shares of common stock of Multiband.

The Agreement provides that the directors and officers of MDU Communications (USA) Inc., the wholly owned operating subsidiary of MDU, immediately prior to the Effective Time, will continue as the directors and officers of MDU, the surviving corporation of the Merger with MBSUB.

The obligations of MDU and Multiband to consummate the Merger are subject to various customary conditions, including, among others: (a) approval of the Agreement by the lenders of MDU and Multiband; (b) a third party fair market valuation on MDU requested by Multiband; (c) approval of the Agreement by the MDU stockholders representing a majority of MDU’s outstanding shares; (d) effectiveness of the registration statement for the Multiband common stock to be issued in the Merger; (e) receipt of any required governmental body or exchange approvals; (f) the absence of any material adverse effect, any material litigation, injunction or similar restraint prohibiting or restricting consummation of the Merger or any of the other transactions contemplated by the Agreement; (g) subject to certain exceptions, the accuracy of the representations and warranties of each party; (h) the MDU credit facility not exceeding $29.7 million, and (i) the performance in all material respects by each party of its obligations under the Agreement.

MDU has made customary representations and warranties regarding, among other things: organization, standing and power; authority; capital structure; subsidiaries; publicly-filed documents; absence of undisclosed liabilities; absence of certain changes or events; tax matters; assets; intellectual property; environmental matters; compliance with laws; foreign corrupt practices; labor relations; employee benefit plans; material contracts; legal proceedings; loan matters; insurance; and affiliate transactions.

Multiband has made customary representations and warranties regarding, among other things: organization, standing and power; authority; capital structure; publicly-filed documents; absence of undisclosed liabilities; absence of certain changes or events; tax matters; compliance with laws; labor relations; employee benefit plans; insurance and legal proceedings.

MDU and Multiband have made customary covenants in the Agreement, including, among other things, covenants to (a) prepare and file with the Securities and Exchange Commission (“SEC”), as promptly as reasonably practicable, the registration statement on Form S-4, which will include the proxy statement relating to the special meeting of MDU’s stockholders and the prospectus for the offering of Multiband’s common stock in the Merger; and (b) cooperate with each other and use their respective reasonable best efforts to obtain all consents, approvals and authorizations that are necessary to consummate the transactions contemplated by the Agreement.

Each of MDU and Multiband have additionally agreed, subject to certain exceptions, to conduct its business in the ordinary course consistent with past practice between the execution of the Agreement and the Effective Time and not to take certain actions during such period.

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MDU has additionally agreed (a) not to solicit competing acquisition proposals or, subject to certain exceptions, enter into discussions concerning, or furnish nonpublic information in connection with, any competing acquisition proposals, (b) that it will call, give notice of, convene and hold a stockholders’ meeting for the purpose of voting on the Agreement; and (c) subject to certain exceptions, that MDU’s board of directors will recommend that MDU stockholders vote in favor of the Agreement.

The Agreement may be terminated, before or after receipt of MDU stockholder approval, in certain circumstances, including: (a) by mutual written agreement of the parties; (b) by either party upon a denial of a required consent or approval; (c) by either party if MDU stockholders fail to approve the transactions contemplated by the Agreement; (d) by either party if the Merger is not consummated on or before December 31, 2012, if such failure is not caused by any breach of the Agreement by the party proposing to terminate; (e) by MDU if lender approvals have not been received on or prior to July 31, 2012; or (f) by a failure to satisfy fully any of the conditions precedent benefiting such party at or prior to the Effective Time.

Upon termination of the Agreement by MDU upon accepting a competing proposal for acquisition prior to the vote of MDU stockholders, MDU may be required to pay Multiband a termination fee of $500,000.

This summary and the copy of the Agreement attached hereto as Exhibit 2.1 are included solely to provide investors with information regarding the terms of the Agreement. They are not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. The foregoing discussion is qualified in its entirety by reference to the Agreement. The Agreement contains representations and warranties by MDU and Multiband, which were made only for purposes of the Agreement and as of specific dates. The representations, warranties and covenants in the Agreement were made solely for the benefit of the parties to the Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those generally applicable to investors. Investors are not third-party beneficiaries under the Agreement and in reviewing the representations, warranties and covenants contained in the Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Agreement to be characterizations of the actual state of facts or condition of MDU, Multiband or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in MDU’s and Multiband’s public disclosures. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that MDU and Multiband publicly file with the SEC.

Cautionary Statements Regarding Forward-Looking Information

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss future expectations or state other “forward-looking” information. These forward-looking statements involve a number of risks and uncertainties. Multiband and MDU caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Multiband and MDU, Multiband’s and MDU’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Multiband’s and MDU’s filings with the SEC. These include risks and uncertainties relating to: the ability to obtain the requisite MDU stockholder approval; the risk that Multiband and MDU may be unable to obtain financing or lender approvals required for the merger, or these required approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; the effect of changes in DIRECTV’s business plan and other factors discussed or referred to in the “Risk Factors” section of each of Multiband’s and MDU’s most recent Annual Report on Form 10-K filed with the SEC. Each forward-looking statement speaks only as of the date of the particular statement and neither Multiband nor MDU undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

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Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Multiband and MDU, Multiband will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of MDU and a prospectus of Multiband. MDU stockholders are urged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You will be able to obtain a copy of the proxy statement/prospectus, as well as other filings containing information about Multiband and MDU, without charge, at the SEC’s website (www.sec.gov). You may also obtain copies of all documents filed with the SEC, without charge, by directing a request to Steve Bell, Multiband Corporation, 9449 Science Center Drive, New Hope, Minnesota 55428, telephone (763) 504-3000 or Brad Holmstrom, MDU Communications International, Inc., 60-D Commerce Way, Totowa, NJ 07512, telephone (973) 237-9499.

Participants in the Merger Solicitation

Multiband, MDU and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from MDU stockholders in connection with the proposed transaction. Information about Multiband’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on July 15, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2011, filed on March 30, 2012. These documents are available free of charge at the SEC’s website (www.sec.gov), or by going to Multiband’s Investor Relations page on its corporate website (www.multibandusa.com). Information about MDU’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on June 8, 2011, and its Annual Report on Form 10-K for the year ended September 30, 2011, filed on December 23, 2011. These documents are available free of charge at the SEC’s website (www.sec.gov), or by going to MDU’s Investor Relations page on its corporate website (www.mduc.com). Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement/prospectus that Multiband intends to file with the SEC.

Item 8.01 Other Events

A joint press release describing this event was issued by Multiband and MDU on July 10, 2012. The press release is included as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

The following exhibits are being filed with this Current Report on Form 8-K and is hereby incorporated herein by reference:

Exhibit	Description

2.1	Acquisition Agreement, dated as of July 9, 2012, by and between Multiband Corporation and MDU Communications International, Inc.

99.1	Joint Press Release, dated July 10, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Multiband Corporation

Date: July 10, 2012	By:	/s/ James L. Mandel
James L. Mandel
Chief Executive Officer

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Exhibit Index

No.	Description	Manner of Filing

2.1	Acquisition Agreement, dated as of July 9, 2012, by and between Multiband Corporation and MDU Communications International, Inc.	Filed Electronically

99.1	Joint Press Release, dated July 10, 2012	Filed Electronically

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